EXHIBIT 10(a)(1)

[Kesselman & Kesselman Letterhead]

Consent of Independent Accountants of Registrant

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANS

We hereby consent to incorporation by reference in the Registration Statements of Scitex Corporation Ltd. (“Scitex”) on Form S-8 (Registration No. 33-34233, Registration No. 33-46861, Registration No. 33-87614, Registration No. 33-97622, Registration No. 33-97624 and Registration No. 33-39364) of our report dated February 18, 2003, relating to the consolidated financial statements of Scitex and the related financial statement schedule of Scitex, which appears in this Form 20-F.

Tel-Aviv, Israel	/s/ Kesselman & Kesselman
June 18, 2003	Kesselman & Kesselman
Certified Public Accountants (Isr.)